Exhibit 10.1

AGREEMENT AND FIFTH AMENDMENT TO

CREDIT AGREEMENT

This Agreement and Fifth Amendment to Credit Agreement (this “Amendment”) dated as of December 22, 2016 is among TETRA TECHNOLOGIES, INC. (the “Parent”), a Delaware corporation; JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the financial institutions (collectively, the “Lenders”) party to the hereinafter-defined Credit Agreement; and the undersigned Lenders.

W I T N E S S E T H:

WHEREAS, the Parent, the Lenders, Bank of America, National Association and Wells Fargo Bank, N.A., as Syndication Agents, Comerica Bank, as Documentation Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent, executed and delivered that certain Credit Agreement (as amended and supplemented to the date hereof, the “Credit Agreement”) dated as of June 27, 2006, as amended by instruments dated as of December 15, 2006, October 29, 2010, September 30, 2014, and July 1, 2016; and

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parent and the Lenders do hereby agree as follows:

Section 1.Decrease of Revolving Commitments.  Effective on the Effective Date (as hereinafter defined):  (a) the aggregate amount of the Revolving Commitments shall be decreased to $200,000,000 and (b) the Revolving Commitment of each Lender shall, without any further action (including, without the execution of any other documentation or the payment of any processing and recordation fee to the Administrative Agent), be the Commitment specified for such Lender on the attached Schedule 2.01, and Schedule 2.01 to the Credit Agreement is hereby amended and restated to be identical to Schedule 2.01 attached hereto.

Section 2.Amendments to Credit Agreement.

(a)The definition of “Applicable Rate” contained in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Applicable Rate” means, for any day with respect to any ABR Loan or Eurocurrency Loan or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread”, “Eurocurrency Spread” or “Commitment Fee Rate”, as the case may be, based upon the Leverage Ratio as of the most recent determination date:

Leverage Ratio	Eurocurrency Spread	ABR Spread	Commitment Fee Rate
Category 1: greater than or equal to 4.00 to 1	4.25%	1.00%	1.00%
Category 2: greater than or equal to 3.50 to 1 but less than 4.00 to 1	4.00%	0.75%	0.75%
Category 3: greater than or equal to 3.00 to 1 but less than 3.50 to 1	3.75%	0.50%	0.75%
Category 4: greater than or equal to 2.50 to 1 but less than 3.00 to 1	3.50%	0.00%	0.50%
Category 5: greater than or equal to 2.00 to 1 but less than 2.50 to 1	2.75%	0.00%	0.50%
Category 6: less than 2.00 to 1	2.50%	0.00%	0.35%

For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Parent’s fiscal year based upon the Parent’s consolidated financial statements delivered pursuant to Sections 5.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; but the Leverage Ratio shall be deemed to be in Category 1 at the request of the Required Lenders if the Parent fails to timely deliver the consolidated financial statements required to be delivered by it pursuant to Sections 5.01(a) or (b), during the period from the deadline for delivery thereof until such consolidated financial statements are received.  Notwithstanding anything to the contrary set forth in this definition, the Applicable Rate for Swingline Loans shall be the same as the Applicable Rate for ABR Loans.

(b)The definition of “Pledged Compressco LP Units” contained in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Pledged Compressco LP Units” means units representing limited partner Equity Interests in and to CSI Compressco LP, a Delaware limited partnership, including any warrants, options or other rights entitling Parent or any Subsidiary to purchase or acquire any such units.  The Pledged Compressco LP Units shall not include any General Partner Interests, as such term is defined in the Second Amended and Restated Agreement of Limited Partnership of CSI Compressco LP (the “Compressco Partnership Agreement”), but shall include Incentive Distribution Rights, as such term is defined in the Compressco Partnership Agreement.

(c)Section 6.01(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

(b)Leverage Ratio.  The Parent will not permit the Leverage Ratio to be greater than (i) 5.00 to 1 at the end of its fiscal quarters ending during the period from and including March 31, 2017 through and including December 31, 2017, (ii) 4.75 to 1 at the end of its fiscal quarters ending March 31, 2018 and June 30, 2018, (iii) 4.50 to 1 at the end of its fiscal quarters ending September 30, 2018 and December 31, 2018, and (iii) 4.00 to 1 at the end of each of its fiscal quarters ending thereafter.  There will be no Leverage Ratio requirement for the fiscal quarter ending December 31, 2016.

(d)Section 6.02(l) of the Credit Agreement is hereby amended to read in its entirety as follows:

(l)other unsecured Indebtedness in an aggregate principal amount not exceeding $50,000,000 at any one time outstanding; and

(e)Section 6.08 of the Credit Agreement is hereby amended to read in its entirety as follows:

SECTION 6.08  Capital Expenditures and Acquisitions.

(a)If, after giving effect thereto, the Pro Forma Leverage Ratio would be greater than 3.00 to 1, then the Parent will not, and will not permit any Restricted Subsidiary to, in any fiscal year of the Parent permit the aggregate amount of all Capital Expenditures to exceed $50,000,000 (or its equivalent in other currencies as of the date of each relevant transaction).  If, after giving effect thereto, the Pro Forma Leverage Ratio would be greater than 2.50 to 1, then the Parent will not, and will not permit any Restricted Subsidiary to, in any fiscal year of the Parent permit the aggregate amount of all Capital Expenditures to exceed $75,000,000 (or its equivalent in other currencies as of the date of each relevant transaction).

(b)If, after giving effect thereto, the Pro Forma Leverage Ratio would be greater than 3.00 to 1, then the Parent will not, and will not permit any Restricted Subsidiary to, in any fiscal year of the Parent permit the aggregate amount of all Acquisitions (excluding Acquisitions funded with the proceeds of equity contributions made to the Parent for the purposes of payment of the consideration payable in connection with such Acquisition) to exceed $25,000,000 (or its equivalent in other currencies as of the date of each relevant transaction).  If, after giving effect thereto, the Pro Forma Leverage Ratio would be greater than 2.50 to 1, then the Parent will not, and will not permit any Restricted Subsidiary to, in any fiscal year of the Parent permit the aggregate amount of all Acquisitions (excluding Acquisitions funded with the proceeds of equity contributions made to the Parent for the purposes of payment of the consideration payable in connection with such Acquisition) to exceed $50,000,000 (or its equivalent in other currencies as of the date of each relevant transaction).

(c)Subject to the foregoing provisions of this Section, the Parent and the Restricted Subsidiaries may at any time make any Acquisition or Capital Expenditure.

(f)A new Section 6.14 is hereby added to the Credit Agreement, such new section to read in its entirety as follows:

SECTION 6.14.  Limitation of Prepayment under GSO NPA.  The Parent will not, and will not permit any of its Subsidiaries to, use more than $15,000,000 of the proceeds realized in December 2016 from the issuance of equity by the Parent to make a prepayment of any Indebtedness under the GSO NPA.

Section 3.Conditions.  This Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement) (the “Effective Date”):

(a)the Administrative Agent (or its counsel) has received from the Loan Parties and all of the Lenders either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy or e-mail transmission of a signed signature page of this Amendment) that such party has signed counterparts of this Amendment,

(b)the Administrative Agent shall have received each of the following, each in form and substance satisfactory to the Administrative Agent:

(1)	an amendment to the GSO NPA, in form and substance satisfactory to the Required Lenders, making changes which conform to the changes set forth herein;

(2)

to the extent not previously delivered to the Administrative Agent, certificates representing all of the outstanding Equity Interests owned by Parent or by any Restricted Subsidiary which are Domestic Subsidiaries, CSI Compressco GP Inc. and CSI Compressco Investment LLC (other than Equity Interests included in the Excluded Assets) and powers of attorney, endorsed in blank, with respect to such certificates;

The Administrative Agent shall give, or cause to be given, prompt notice to the Parent and the Lenders as to whether the conditions specified in the immediately preceding sentence have been satisfied by the deadline set forth therein and shall specify the Effective Date; such notice may be oral, telephonic, written (including faxed) or by e-mail.

Section 4.Representations True; No Default.  The Parent represents and warrants that the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except (i) to the extent any such representation or warranty is expressly limited to an earlier date, in which case, on and as of the date hereof, such representation or warranty shall continue to be true and correct in all material respects as of such specified earlier date and (ii) an adverse ruling in the arbitration described on Annex I hereto could have a Material, Adverse Effect on the ability of Epic Diving & Marine Services, LLC to perform its obligations under the Loan Documents.  The Parent hereby certifies that no Default or Event of Default has occurred and is continuing.

Section 5.Ratification.  Except as expressly amended hereby, the Loan Documents shall remain in full force and effect.  The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.

Section 6.Definitions and References.  Any term used in this Amendment that is defined in the Credit Agreement shall have the meaning therein ascribed to it.  The terms “Agreement” and “Credit Agreement” as used in the Loan Documents or any other instrument, document or writing furnished to the Administrative Agent or any lender by any Loan Party and referring to the Credit Agreement shall mean the Credit Agreement as hereby amended.

Section 7.Expenses; Additional Information.  The Parent shall pay to the Administrative Agent all reasonable expenses incurred in connection with the execution of this Amendment and the new Notes.

Section 8.Miscellaneous.  This Amendment (a) shall be binding upon and inure to the benefit of Parent and the Lenders and their respective successors, assigns, receivers and trustees (but Parent shall not assign its rights hereunder without the express prior written consent of the Administrative Agent and each Lender); (b) may be modified or amended only by a writing signed by the party against whom the same is to be enforced; (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement, and (d) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

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THE LOAN DOCUMENTS (INCLUDING THIS AMENDMENT) REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers, effective as of the date first above written.

TETRA TECHNOLOGIES, INC.,

a Delaware corporation

By:	/s/ Joseph J. Meyer
Joseph J. Meyer, Vice President - Finance,
Treasurer and Assistant Secretary

[unnumbered signature page to Fifth Amendment]

JPMORGAN CHASE BANK, N.A.,

individually and as Administrative Agent

By:	/s/ Tommie Grant
Name: Tommie Grant
Title: Vice President

[unnumbered signature page to Fifth Amendment]

BANK OF AMERICA, NATIONAL
ASSOCIATION

By:	/s/ Tyler Ellis
Name: Tyler Ellis
Title: Director

[unnumbered signature page to Fifth Amendment]

COMERICA BANK

By:	/s/ Gary Culbertson
Name: Gary Culbertson
Title: Vice President

[unnumbered signature page to Fifth Amendment]

ROYAL BANK OF CANADA

By:	/s/ Matthias Wong
Name: Matthias Wong
Title: Authorized Signatory

[unnumbered signature page to Fifth Amendment]

DNB CAPITAL LLC

By:	/s/ Joe Hykle
Name: Joe Hykle
Title: Senior Vice President

By:	/s/ Mack Lambert
Name: Mack Lambert
Title: Vice President

[unnumbered signature page to Fifth Amendment]

Each Guarantor executes this Amendment to evidence its (a) consent, to the extent such consent is necessary or required, to the execution and delivery by the Parent of the Amendment; (b) confirmation that the Guaranty continues to cover all of the Debt (as such term is defined in the Guaranty), including Debt incurred under the Credit Agreement as amended by the Amendment, with the obligations of such Guarantor under the Guaranty limited as set forth therein, and (c) acknowledgement that the Lenders would not have executed this Amendment but for such consent and confirmation.

COMPRESSCO FIELD SERVICES, L.L.C.,

an Oklahoma limited liability company

COMPRESSCO, INC.,

a Delaware corporation

EPIC DIVING & MARINE SERVICES, LLC,

a Delaware limited liability company

MARITECH RESOURCES, LLC.

a Delaware limited liability company

TETRA APPLIED HOLDING COMPANY,

a Delaware corporation

TETRA APPLIED TECHNOLOGIES, LLC,

a Delaware limited liability company

TETRA FINANCIAL SERVICES, INC.

a Delaware corporation

TETRA FOREIGN INVESTMENTS, LLC.

a Delaware limited liability company

TETRA – HAMILTON FRAC WATER

SERVICES, LLC, an Oklahoma limited liability

company

TETRA INTERNATIONAL INCORPORATED,

a Delaware corporation

TETRA MICRONUTRIENTS, INC.,

a Texas corporation

TETRA PROCESS SERVICES, L.C.,

a Texas limited liability company

TETRA PRODUCTION TESTING SERVICES,

LLC, a Delaware limited liability

company

TSB OFFSHORE, INC.,

a Delaware corporation

By:	/s/ Joseph J. Meyer
Joseph J. Meyer, Treasurer

[unnumbered signature page to Fifth Amendment]

COMPRESSCO TESTING, L.L.C.,

an Oklahoma limited liability company

By:  COMPRESSCO, INC.,

a Delaware corporation,

its Sole Member

By:	/s/ Joseph J. Meyer
Joseph J. Meyer, Treasurer

T-PRODUCTION TESTING, LLC,

a Texas limited liability company

By: TETRA APPLIED TECHNOLOGIES, LLC,

a Delaware limited liability company,

its Sole Member

By:	/s/ Joseph J. Meyer
Joseph J. Meyer, Treasurer

[unnumbered signature page to Fifth Amendment]

COMMITMENTS

Lender	Revolving Commitment
JPMorgan Chase Bank, N.A.	$44,444,444
Bank of America, National Association	$44,444,444
Wells Fargo Bank, N.A.	$35,555,556
DNB Capital LLC	$35,555,556
Royal Bank of Canada	$22,222,222
Comerica Bank	$17,777,778

Total	$200,000,000.00

Schedule 2.01

ANNEX I

LITIGATION

Case Caption	Type of Claim	Court/Judicial Forum	Remedies Sought as Matter of Claim
ADAMS Challenge (UK) Ltd (Claimant) and Epic Diving & Marine Services LLC (Respondent)	ADAMS (as Claimant): Breach of Contract Epic (as Counter-Claimant): Contractual Indemnity	Arbitration under the Rules of the London Maritime Arbitrators Association	1. Direct Damages 2.Attorneys’ Fees 3.Interest